Rule 497(e)
                                                       Registration No. 33-12738

                          FUNDAMENTAL FIXED-INCOME FUND
                          TAX-FREE MONEY MARKET SERIES
                         Supplement Dated April 1, 1999
                         to Prospectus Dated May 1, 1998

               The following information supplements and supersedes any contrary information contained in the Fund's Prospectus:

               In  order  to take  advantage  of  investment  opportunities  and increase the Tax-Free Money Market Series' (the "Money Market Series") flexibility when selecting investments, the Money Market Series' investment policy prohibiting investments in other investment companies, except as part of a merger, consolidation, or acquisition of assets, has been amended to permit it to invest in other investment companies. Upon investing in other investment companies, the Money Market Series will bear a portion of the expenses of the underlying fund or funds, in addition to its own expenses. The Investment Company Act of 1940 (the "1940 Act") currently limits the amount an investment company may invest in other investment companies. Under these limitations, the Money Market Series may only purchase up to 3% of the total outstanding securities of any underlying fund. In addition, an underlying fund whose shares are purchased by the Money Market Series will be obligated to redeem shares held by the Money Market Series in an amount up to 1% of the underlying fund's outstanding securities during any period less than 30 days. Because of the 1940 Act limitations, shares held by the Money Market Series in excess of 1% of an underlying fund's outstanding securities will be considered not readily marketable securities, which together with other such securities may not exceed 10% of the Money Market Series' assets.